Exhibit 10.24
REGISTRATION RIGHTS AGREEMENT
     THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of the 5th day of May, 2011, by and among 57th Street General Acquisition Corp., a Delaware corporation (the “Parent”) and those members (as they exist immediately prior to the Merger) of Crumbs Holdings LLC, a Delaware limited liability company (“Crumbs”), whose names are set forth on the signature pages hereto, any Joining Stockholder permitted by Section 6.2 hereof (each such Person a “Member Holder” and, collectively, the “Member Holders”), the Sponsor, the underwriter holders whose names are set forth on the signature pages hereto with Morgan Joseph & Co. Inc. (“Representative”) acting as representative of the several underwriters (collectively, the “Underwriter Holders”) and the Expense Holders whose names are set forth on the signature pages hereto.
     WHEREAS, the Parent, 57th Street Merger Sub LLC, a Delaware limited liability company and wholly-owned subsidiary of Parent, Crumbs, the members of Crumbs and the representatives of Crumbs and such members have made and entered into a Business Combination Agreement as of January 9, 2011, as amended by that certain Amendment to Business Combination Agreement, dated February 18, 2011, Amendment No. 2 to Business Combination Agreement, dated March 17, 2011 and Amendment No. 3 to Business Combination Agreement, dated April 7, 2011 (the “Business Combination Agreement”);
     WHEREAS, pursuant to the terms of the Business Combination Agreement, the Parent has agreed to grant the Member Holders the registration rights and other rights set forth in this Agreement and this Agreement is being delivered in satisfaction of the condition to closing set forth in Sections 6.2(l) and 6.3(m) of the Business Combination Agreement;
     WHEREAS, 57th Street GAC currently holds all of the outstanding Common Stock of the Company issued prior to the consummation of the Company’s initial public offering (the “Sponsor Shares”);
     WHEREAS, the Sponsor and the Underwriter Holders purchased 3,700,000 warrants (the “Insider Warrants”) in a private placement transaction occurring at the time of the Company’s initial public offering and have entered into the Insider Warrant Exchange Agreement with the Company whereby they will exchange all of their Insider Warrants for 370,000 shares of common stock of the Company commencing on the 11th Business Day following the Expiration Time of the Tender Offer (“Insider Shares”);
     WHEREAS, pursuant to the Business Combination Agreement, EHL Holdings LLC (“EHL”) may receive Liquidity Units exchangeable into Common Stock and Substituted Units exchangeable into Substituted Stock (the Common Stock received in exchange for the Liquidity Units and the Substituted Stock received in exchange for the Substituted Units shall be referred to as the “EHL Additional Shares”); and
     WHEREAS, in connection with the Merger, certain service providers (the “Expense Holders”) have agreed to receive in aggregate 177,000 shares of Common Stock as payment for fees and expenses (the “Expense Shares”).
     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1.1 Certain Restrictions. The rights set forth in this Agreement with respect to any Registrable Securities shall be subject to any lock-up agreements applicable to such Registrable Securities.
     1.2 DEFINITIONS. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Business Combination Agreement. The following capitalized terms used herein have the following meanings:

     “57th Street GAC” means 57th Street GAC Holdings, LLC, a limited liability company formed under the laws of Delaware.
     “Additional Demand Registration” is defined in Section 2.2.2.
     “Affiliate” means, with respect to any Person, any Person, directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with such Person,
     Agreement” means this Agreement, as it may be amended, restated, supplemented, or otherwise modified from time to time.
     “Automatic Shelf Registration Statement” shall mean a Registration Statement filed by the Parent when it is a WKSI and which shall become effective upon filing thereof pursuant to General Instruction I.D. of Form S-3.
     “Bauer Family Holders” shall mean Jason Bauer, Mia Bauer, Victor Bauer, Crumbs, Inc. and each of their respective Designated Transferees.
     “Business Combination Agreement” is defined in the recitals.
     “Business Day” means any day on which the principal offices of the Commission in Washington, D.C. are open to accept filings, or, in the case of determining a date when any payment is due, any day on which banks are not required or authorized to close in the State of Delaware.
     “Commission” means the Securities and Exchange Commission, or any other Federal agency then administering the Securities Act or the Exchange Act.
     “Common Stock” means the Common Stock, par value $0.0001 per share, of the Parent.
     “Crumbs” is defined in the preamble.
     “Demand Registration” is defined in Section 2.2.1.
     “Demanding Holder” is defined in Section 2.2.1.
     “Demanding Member Group” means the Member Group on whose behalf a Demand Registration is undertaken pursuant to a Demand Notice delivered by some or all of the Member Holders of such Member Group.
     “Demand Notice” is defined in Section 2.2.1.
     “Demand Shelf Takedown Notice” is defined in Section 2.4.4.
     “Designated Transferee” means a Joining Stockholder designated by a Member Holder of a Member Group as a “Designated Transferee” in accordance with Section 6.2.1.
     “Determination Date” is defined in Section 2.4.2.
     “EHL” is defined in the recitals.
     “EHL Additional Shares” is defined in the recitals.
     “EHL Holders” means EHL, John D. Ireland and each of their respective Designated Transferees.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

     “Exchange Agreement” means the Exchange and Support Agreement, by and among the Parent, Crumbs and the members of Crumbs party thereto.
     “Existing 57th Street GAC Registration Rights Agreement” means the Registration Rights Agreement entered into as of the 19th day of May, 2010, by and among the Parent, 57th Street GAC and the other parties thereto.
     “Expense Holders” is defined in the recitals.
     “Expense Shares” is defined in the recitals.
     “FINRA” means the Financial Industry Regulatory Authority, Inc.
     “First Registration” is defined in Section 2.1.1.
     “First Shelf Takedown Notice” is defined in Section 2.1.2.
     “First Underwritten Shelf Takedown” is defined in Section 2.1.2.
     “Follow-On Registration Notice” is defined in Section 2.4.3.
     “Follow-On Shelf” is defined in Section 2.4.3.
     “Form S-3” is defined in Section 2.4.1.
     “Holder Indemnified Party” is defined in Section 4.1.
     “Indemnified Party” is defined in Section 4.3.
     “Indemnifying Party” is defined in Section 4.3.
     “Initial Demand Registration” is defined in Section 2.2.2.
     “Initial Requesting Holder” is defined in Section 2.2.1.
     “Insider Shares” is defined in the recitals.
     “Insider Warrants” is defined in the recitals.
     “Joining Stockholder” is defined in Section 6.2.1.
     “Lock-Up Period” is defined in Section 25.1.
     “Maximum Number of Shares” is defined in Section 2.1.3.
     “Member Holder” is defined in the preamble to this Agreement.
     “Member Group” means the Bauer Family Holders or the EHL Holders, as applicable.
     “New Crumbs Class B Exchangeable Units” has the meaning ascribed to such term in the Surviving Company LLC Agreement.
     “New Issuer” is defined in Section 6.2.2.
     “New Securities” is defined in Section 6.2.2.

     “Notices” is defined in Section 6.3.
     “Other Holders” is defined in Section 2.4.1.
     “Parent” is defined in the preamble to this Agreement.
     “Person” means and includes an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an association, an unincorporated organization, a governmental authority and any other entity.
     “Piggy-Back Registration” is defined in Section 2.3.1.
     “Pro Rata” is defined in Section 2.1.3.
     “Register,” “Registered” and “Registration” mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.
     “Registrable Securities” means the following securities issued or issuable by the Parent from time to time, namely: (i) any shares of Common Stock issued or issuable upon the exchange of the New Crumbs Class B Exchangeable Units, (ii) Sponsor Shares, (iii) Insider Shares, (iv) Expense Shares and (v) any securities issued or issuable with respect to such Registrable Securities by way of a split, dividend, or other division of securities, or in connection with a combination of securities, conversion, exchange, replacement, recapitalization, merger, consolidation, or other reorganization or otherwise, in each case held or beneficially owned by any of the Member Holders, Sponsor (or its members), Underwriter Holders or Expense Holders, respectively; provided, that such Registrable Securities shall cease to be or shall not be considered Registrable Securities (a) upon the sale of such Registrable Securities pursuant to a Registration Statement or Rule 144 under the Securities Act (or any similar provision then in force) (“Rule 144”), (b) upon repurchase by the Parent, (c) with respect to the Registrable Securities held by a Person, when such Person is permitted to sell such Registrable Securities under 144(b)(1), (d) when they otherwise cease to be outstanding, or (e) with respect to Underwriter Holders or Expense Holders, any securities other than Insider Shares or Expense Shares except, for clarification, any of the securities set forth in clause (v) of this paragraph issued or issuable with respect to Insider Shares or Expense Shares shall not be excluded hereby.
     “Registration Statement” means a registration statement filed by the Parent with the Commission in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities (other than a registration statement on Form S-4 or Form S-8, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity).
     “Release Date” means the date on which Sponsor Shares are disbursed from escrow pursuant to Section 3 of that certain Securities Escrow Agreement, dated as of May 19, 2010 by and among Parent, the Sponsor, the Underwriter Holders and Continental Stock Transfer and Trust Company.
     “Representative” is defined in the preamble to this Agreement.
     “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.
     “Selling Holder” is defined in Section 4.1.
     “Shelf Demand Notice” is defined in Section 2.4.1.
     “Shelf Registration” is defined in Section 2.4.1.

     “Sponsor” means 57th Street GAC Holdings, LLC and includes those members of the Sponsor to whom Sponsor Shares have been distributed by 57th Street GAC.
     “Sponsor Demand Registration” is defined in Section 2.2.3.
     “Sponsor Demanding Holder” in Section 2.2.3.
     “Sponsor Shares” is defined in the recitals.
     “Surviving Company LLC Agreement” means the 3rd Amended and Restated Limited Liability Company Agreement of Crumbs dated as of the date hereof.
     “Underwriter” means a securities dealer registered under the Exchange Act who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer’s market-making activities.
     “Underwriter Holders” is defined in the preamble to this Agreement and includes the permitted designees and assigns of any such Underwriter Holder pursuant to the FINRA rules and regulations.
     “Underwritten Offering” is defined in Section 2.5.1.
     “Underwritten Shelf Takedown” is defined in Section 2.4.4.
     “WKSI” means a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act.
     2. REGISTRATION RIGHTS.
     2.1 First Registration.
          2.1.1 First Registration. Parent agrees, in accordance with the provisions of this Agreement, to use its commercially reasonable efforts to, within fifteen (15) Business Days of the Closing of the Merger, file with the Commission a shelf registration statement for the registration under the Securities Act for resale of any EHL Additional Shares (the “First Registration”) in an offering to be made pursuant to Rule 415 under the Securities Act (or similar rule that may be adopted by the Commission covering EHL Additional Shares) on whatever form is available for such offering and shall thereafter use its commercially reasonable efforts to cause to be declared effective, as promptly as practical, such First Registration, subject to EHL timely providing to Parent in writing (i) the number of EHL Additional Shares desired to be registered, (ii) the intended method or methods and plan of disposition thereof, including whether such registration is to involve an underwritten offering and (iii) whatever other information Parent deems reasonably relevant to such registration. If the First Registration is on a Form S-1, the Parent shall use its commercially reasonable efforts to convert the First Registration to a Registration Statement on Form S-3 as soon as practicable after the Company is eligible to use Form S-3. Parent shall have no obligation to include on such registration any securities of a holder that does not provide the information requested in a timely manner, but such non-inclusion shall in no way deprive a holder of any rights to a subsequent registration under this agreement. If any EHL Additional Shares remain unsold after three (3) years following the initial effective date of such First Registration, the Parent shall, prior to the expiration of such First Registration, file a new shelf registration covering such EHL Additional Shares and shall thereafter use its commercially reasonable efforts to cause to be declared effective as promptly as practical, such new shelf registration. The Parent shall use its commercially reasonable efforts to maintain the effectiveness of the First Registration or the new shelf registration filed pursuant to the prior sentence in accordance with the terms hereof for so long as any EHL Additional Shares included therein remain unsold.
          2.1.2 Requests for First Underwritten Shelf Takedowns. At any time and from time to time after the First Registration has been declared effective by the Commission, EHL may request to sell all or any portion of their Registrable Shares in an underwritten offering that is registered pursuant to the First Registration,

(each, a “First Underwritten Shelf Takedown”); provided, that in the case of each such First Underwritten Shelf Takedown, EHL will be entitled to make such demand only if the total offering price of the Registrable Securities to be sold in such offering (including piggyback shares and before deduction of underwriting discounts) is reasonably expected to exceed, in the aggregate, $3,000,000. All requests for First Underwritten Shelf Takedowns shall be made by giving written notice to the Parent (the “First Shelf Takedown Notice”) at least 15 days prior to the proposed date of such First Underwritten Shelf Takedown. Each First Shelf Takedown Notice shall specify (i) the type and number of EHL Additional Shares proposed to be sold in the First Underwritten Shelf Takedown; and (ii) the intended method or methods and plan of disposition thereof. Parent shall not include any Registrable Securities, other than EHL Additional Shares, requested to be included in the First Underwritten Shelf Takedown, without the prior consent of EHL. With respect to a First Underwritten Shelf Takedown, EHL shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such underwriting by EHL.
          2.1.3 Reduction of Offering. If the managing Underwriter or Underwriters for a First Underwritten Shelf Takedown advises the Parent and EHL in writing that the dollar amount or number of shares of EHL Additional Shares which EHL desires to sell, taken together with all securities which the Parent desires to sell in such offering and the securities, if any, which the Member Holders or other holders of Registrable Securities desire to sell in such offering, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of shares, as applicable, the “Maximum Number of Shares”), then the Parent shall include in such registration: (i) first, EHL Additional Shares held by EHL; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the Registrable Securities that Member Holders desire to sell that can be sold without exceeding the Maximum Number of Shares (as determined pro rata in accordance with the number of Registrable Securities that each such Member Holder has requested be included in such registration, regardless of the number of shares held or beneficially owned by each such Member Holder (such proportion is referred to herein as “Pro Rata”)); (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities that other holders of Registrable Securities desire to sell that can be sold without exceeding the Maximum Number of Shares (as determined Pro Rata); and (iv) fourth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i), (ii) and (iii), the securities that the Parent desires to sell that can be sold without exceeding the Maximum Number of Shares. For clarification, the First Registration shall not be deemed to be a Demand Registration under Section 2.2.
     2.2 Demand Registration.
          2.2.1 Request for Registration. At any time beginning six (6) months after the date hereof, any one or more Member Holders (as further set forth in Section 2.2.2 below, the “Initial Requesting Holders”) may, subject to the provisions of this Agreement, make a written demand (a “Demand Notice”) that the Parent effect the registration under the Securities Act for resale of any or all of the Registrable Securities held or beneficially owned by such Member Holder (a “Demand Registration”), which Demand Notice shall specify (i) the type and number of Registrable Securities proposed to be registered; (ii) the intended method or methods and plan of disposition thereof, including whether such requested registration is to involve an underwritten offering; and (iii) the proposed date that such registration shall be effective, provided, however, that such proposed date shall be at least 90 days after the date such notice has been delivered to the Parent unless the Parent permits a shorter notice period. The Parent will notify all holders of Registrable Securities of the demand, including each other Member Holder who wishes to include all or a portion of such holder’s Registrable Securities in the Demand Registration (each such Member Holder including Registrable Securities in such registration, a “Demanding Holder”) shall so notify the Parent within fifteen (15) days after the receipt by the holder of the notice from the Parent. Upon any such request, the Demanding Holders shall be entitled to have their Registrable Securities included in the Demand Registration, subject to Section 2.2.6 and the provisos set forth in Section 3.1.1.
          2.2.2 Allocation of Demand Registrations. The Parent shall not be obligated to effect more than five (5) Demand Registrations (not counting the First Registration, Shelf Registrations (except for Underwritten Shelf Takedowns) or Piggyback Registrations) at the request of the Member Holders in accordance with this Section 2.2.2; provided, that (a) four (4) of such Demand Registrations may be requested at any time subject to the timing limitations set forth in Section 2.2.1 (each an “Initial Demand Registration”) and (b) the fifth Demand Registration may not be requested prior to October 1, 2012, requesting that Parent effect such registration on January 1, 2013 (the “Additional Demand Registration”). The right to demand such Demand Registrations (not counting Shelf Registrations (except for Underwritten Shelf Takedowns) or Piggyback Registrations) pursuant to Sections 2.2.1 and 2.4.4 shall be allocated among the Member Holders as follows:
                    (i) Member Holders who are Bauer Family Holders holding or beneficially owning a majority in interest of the Registrable Securities held or beneficially owned by the Bauer Family Holders at the time a Demand Notice or Demand Shelf Takedown Notice is delivered shall be entitled to make demands for two (2) Initial Demand Registrations;
                    (ii) Member Holders who are EHL Holders holding or beneficially owning a majority in interest of the Registrable Securities held or beneficially owned by the EHL Holders at the time a Demand Notice or Demand Shelf Takedown Notice is delivered shall be entitled to make demands for two (2) Initial Demand Registrations (for clarification, the First Registration is not a Demand Registration);
                    (iii) Member Holders holding or beneficially owning a majority in interest of the Registrable Securities held or beneficially owned by all the Member Holders at the time a Demand Notice or Demand Shelf Takedown Notice is delivered shall be shall be entitled to make the demand with respect to the Additional Demand Registration.
          2.2.3 Sponsor Demand Registration. At any time and from time to time on or after the date that is three (3) months prior to the Release Date, but prior to the date that is five (5) years from the effective date of the Parent’s initial public offering, the holders of a majority in interest of Sponsor Shares may, in the event such holders have not theretofore had in excess of twenty-five percentage (25%) of their Registrable Securities included in an effective registration statement, make a written demand for registration under the Securities Act of all or part of Sponsor Shares or other Registrable Securities held by such holder (a “Sponsor Demand Registration”); provided, however, that the Parent shall not be obligated to effect a Sponsor Demand Registration if the holders of the Sponsor Shares, together with the holders of any other securities of the Parent entitled to inclusion in such registration, propose to register Sponsor Shares and such other securities (if any) at any aggregate price to the public of less than $1,000,000. Any demand for a Sponsor Demand Registration shall specify the type and number of Registrable Securities proposed to be sold and the intended method or methods and plan of disposition thereof. Parent will notify all holders of Sponsor Shares of the demand, and each holder of Sponsor Shares who wishes to include all or a portion of such holder’s Registrable Securities in the Sponsor Demand Registration (each such holder including shares of Registrable Securities in such registration, a “Sponsor Demanding Holder”) shall so notify the Parent within fifteen (15) days after the receipt by the holder of the notice from the Parent. Upon any such request, the Sponsor Demanding Holders shall be entitled to have their Registrable Securities included in the Sponsor Demand Registration, subject to Section 2.2.6 and the provisos set forth in Section 3.1.1. The Parent shall not be obligated to effect more than an aggregate of one (1) Sponsor Demand Registration under this Section 2.2.3. Notwithstanding the foregoing, the only Persons entitled to any rights under this Section 2.2.3 shall be Sponsor (except that any rights under Section 2.3 shall apply), unless otherwise consented to by Parent.
          2.2.4 Effective Registration. A registration will not count as a Demand Registration (including with respect to the allocation set forth in Section 2.2.2) or a Sponsor Demand Registration until the Registration Statement filed with the Commission with respect to such Demand Registration or Sponsor Demand Registration has been declared effective and the Parent has complied with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Demand Registration or a Sponsor Demand Registration is interfered with by any stop order or injunction of the Commission or any other governmental agency or court, the Registration Statement with respect to such Demand Registration or Sponsor Demand Registration will be deemed not to have been declared effective, unless and until (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) Demanding Holders or Sponsor Demanding Holders holding or beneficially owning at least a majority in interest of the Registrable Securities held or beneficially owned by the Demanding Member Group that are to be included in the Demand Registration or, with respect to a Sponsor Demand Registration, holders or beneficial owners of a majority in interest of the Sponsor Shares that are included in the Sponsor Demand Registration thereafter elect to continue the offering; provided, further, that the Parent shall not be obligated to file a second Registration Statement until a Registration Statement that has been filed is counted as a Demand Registration or is terminated.
          2.2.5 Underwritten Offering. With respect to a Demand Registration, if the Initial Requesting Holders so elect and such holders so advise the Parent as part of their Demand Notice, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. In such event, the right of any holder to include its Registrable Securities in such registration shall be conditioned upon such holder’s participation in such underwriting and the inclusion of such holder’s Registrable Securities in the underwriting. All Demanding Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such underwriting by the Initial Requesting Holders.
          2.2.6 Reduction of Offering. If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering advises the Parent and the Demanding Holders in writing that the dollar amount or number of shares of Registrable Securities which the Demanding Holders desire to sell, taken together with all securities which the Parent desires to sell and the securities, if any, as to which registration has been requested pursuant to written contractual piggy-back registration rights held by other stockholders of the Parent who desire to sell, exceeds the Maximum Number of Shares, then the Parent shall include in such registration: (i) first, the Registrable Securities as to which Demand Registration has been requested by the Demanding Holders (determined Pro Rata), (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the Sponsor Shares, Insider Shares and Expense Shares that the holders of such shares desire to include in such offering that can be sold without exceeding the Maximum Number of Shares (determined Pro Rata), (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the securities that the Parent desires to sell that can be sold without exceeding the Maximum Number of Shares; and (iv) fourth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i), (ii) and (iii), the securities for the account of other Persons that the Parent is obligated to register pursuant to written contractual piggy-back registration rights held by other stockholders of the Parent (other than the Sponsor) and that can be sold without exceeding the Maximum Number of Shares.
          2.2.7 Withdrawal.
               (a) Pursuant to a written request, any Demanding Holder may, at any time prior to the effective date of the Registration Statement relating to any requested registration, withdraw its Registrable Securities from a requested registration, without liability to such withdrawing Demanding Holder. If all Registrable Securities are so withdrawn, the Parent shall cease all efforts to effect such registration upon such request, without liability to any Demanding Holder. If Demanding Holders holding or beneficially owning at least a majority in interest of the Registrable Securities held or beneficially owned by the Demanding Member Group that are to be included in the Demand Registration withdraw from a proposed offering relating to a Demand Registration, then such registration shall not count as a Demand Registration for the purposes of Section 2.2.2. Notwithstanding any such withdrawal, the Parent shall pay all expenses incurred by the holders of Registrable Securities in connection with such Demand Registration as provided in Section 3.3.
               (b) Pursuant to a written request, the Sponsor may, at any time prior to the effective date of a Registration Statement relating to a Sponsor Demand Registration, withdraw its Registrable Securities from a requested registration, without liability to the Sponsor. If all Registrable Securities are withdrawn, the Parent shall cease all efforts to effect such registration upon such request, without liability to the Sponsor. If Demanding Holders holding or beneficially owning at least a majority in interest of the Sponsor Shares withdraw from the proposed offering relating to the Sponsor Demand Registration, then such registration shall count as a Sponsor Demand Registration. Notwithstanding any such withdrawal, the Parent shall pay all expenses incurred by the Sponsor as provided in Section 3.3.
     2.3 Piggy-Back Registration.

          2.3.1 Piggy-Back Rights. If at any time the Parent proposes to file a Registration Statement under the Securities Act with respect to any offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by the Parent for its own account or for security holders of the Parent for their account (or by the Parent and by security holders of the Parent including, without limitation, pursuant to Sections 2.2 or 2.4), other than a Registration Statement filed on Forms S-4 or S-8, or successor forms, registering shares for issuance in acquisitions or pursuant to equity incentive plans, then the Parent shall (x) give written notice of such proposed filing to the holders of Registrable Securities (including the Member Holders and the holders of Sponsor Shares, Insider Shares and Expense Shares) as soon as practicable but in no event less than ten (10) Business Days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, of the offering, and (y) offer to the holders of Registrable Securities in such notice the opportunity to register the sale of such number of shares of Registrable Securities as such holders may request in writing within five (5) Business Days following receipt of such notice (a “Piggy-Back Registration”). The Parent shall cause such Registrable Securities to be included in such registration and shall cause the managing Underwriter or Underwriters of a proposed underwritten offering to offer the Registrable Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as the Common Stock or any similar securities of the Parent and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All holders of Registrable Securities proposing to distribute their securities through a Piggy-Back Registration that involves an Underwriter or Underwriters shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such Piggy-Back Registration.
          2.3.2 Reduction of Offering. If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering advises the Parent and the holders of Registrable Securities in writing that it has determined in good faith that the dollar amount or number of securities which the Parent desires to sell, taken together with the Registrable Securities as to which registration has been requested under this Section 2.3, and the securities, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other stockholders of the Parent, exceeds the Maximum Number of Shares, then the Parent shall include in any such registration:
               (a) If the registration is undertaken for the Parent’s account: (i) first, the securities that the Parent desires to sell that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the Common Stock or other securities, if any, comprised of Registrable Securities held by Member Holders as to which registration has been requested, that can be sold without exceeding the Maximum Number of Shares (as determined Pro Rata); (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities held by other holders of Registrable Securities (as determined Pro Rata); and (iv) fourth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i), (ii) and (iii), the Common Stock or other securities for the account of other Persons that the Parent is obligated to register pursuant to written contractual piggy-back registration rights with such Persons and that can be sold without exceeding the Maximum Number of Shares.
               (b) If the registration is undertaken for a Member Holder’s account other than pursuant to a First Underwritten Shelf Takedown as to which Section 2.1.3 applies or a Demand Registration as to which Section 2.2.6 applies: (i) first, the securities that all of the Member Holders desire to sell that can be sold without exceeding the Maximum Number of Shares (as determined Pro Rata); (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the Registrable Securities held by other holders of Registrable Securities (as determined Pro Rata); (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the Common Stock or other securities, if any, comprised of Registrable Securities as to which registration has been requested by the Parent, that can be sold without exceeding the Maximum Number of Shares and (iv) fourth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i), (ii) and (iii), the Common Stock or other securities for the account of other Persons that the Parent is obligated to register pursuant to written contractual piggy-back registration rights with such Persons and that can be sold without exceeding the Maximum Number of Shares.

               (c) If the registration is a Sponsor Demand Registration, (i) first, among the Common Stock or other securities that such holders of Sponsor Shares and other Registrable Securities desire to sell and the Registrable Securities that Member Holders desire to sell that can be sold without exceeding the Maximum Number of Shares, Pro Rata; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the Common Stock or other securities that the Parent desires to sell that can be sold without exceeding the Maximum Number of Shares; and (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the securities for the account of other Persons that the Parent is obligated to register pursuant to written contractual piggy-back registration rights with such Persons and that can be sold without exceeding the Maximum Number of Shares.
               (d) If the registration is a “demand” registration undertaken at the demand of Persons other than the holders of Registrable Securities pursuant to this Agreement, (i) first, among the Common Stock or other securities, if any, comprised of such securities pursuant to the applicable demand registration, all the Registrable Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights of such security holders that can be sold without exceeding the Maximum Number of Shares, Pro Rata; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the securities that the Parent desires to sell that can be sold without exceeding the Maximum Number of Shares; and (iii) third to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the securities for the account of other Persons that the Parent is obligated to register pursuant to written contractual piggy-back registration rights with such Persons and that can be sold without exceeding the Maximum Number of Shares.
          2.3.3 Withdrawal. Any holder of Registrable Securities may elect to withdraw such holder’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Parent of such request to withdraw prior to the effectiveness of the Registration Statement. The Parent (whether on its own determination or as the result of a withdrawal by Persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement with respect to a Piggy Back Registration at any time prior to the effectiveness of such Registration Statement upon giving written notice to the participating holders of Registrable Securities; provided that such withdrawal will be without prejudice to the right of Member Holders to immediately request that such registration be effected as a Demand Registration under Section 2.2 to the extent permitted thereunder. Notwithstanding any such withdrawal, the Parent shall pay all expenses incurred by the holders of Registrable Securities in connection with such Piggy-Back Registration as provided in Section 3.3.
     2.4 Shelf Registration.
          2.4.1 Shelf Registration Rights. At any time beginning twelve (12) months after the date hereof, Member Holders holding or beneficially owning a majority of Registrable Securities may request in writing (the “Shelf Demand Notice”) that the Parent register for resale any or all of Registrable Securities held or beneficially owned by such Member Holders in an offering to be made pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the SEC covering such Registrable Securities) (a “Shelf Registration”) by filing a shelf registration statement on Form S-3 or any similar short-form registration which may be available at such time (“Form S-3”) or, if Form S-3 is not available, on any other appropriate form. If Form S-3 is not available, Parent shall use its commercially reasonable efforts to convert any Shelf Registration that is on a Form S-1 (including any Follow-On Shelf) to a Registration Statement on Form S-3 as soon as practicable after the Company is eligible to use Form S-3. Upon receiving a Shelf Demand Notice, the Parent will promptly give written notice of the proposed Shelf Registration to all Member Holders and any holder of Registrable Securities with piggyback rights which allow such holder to include securities on such registration statement (“Other Holders”), and each other Member Holder who wishes to include all or a portion of such holder’s Registrable Securities in the Shelf Registration shall so notify the Parent within ten (10) Business Days after the receipt by the Member Holder of the notice from the Parent. The Parent shall use commercially reasonable efforts to effect such Shelf Registration by filing a Form S-3 or such other appropriate form, if applicable, as soon as practicable, and effect the registration of all or such portion of such demanding Member Holder’s’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities or other securities of the Parent, if any, or any other Member Holders joining in such request as are specified in a written request given within thirty (30) days after receipt of such written notice from the Parent; provided, however, that the Parent shall not be obligated to effect any such registration pursuant to this Section 2.4.1 if the holders of the Registrable Securities, together with the holders of any other securities of the Parent entitled to inclusion in such registration, propose to register Registrable Securities and such other securities (if any) at any aggregate price to the public of less than $1,000,000. Except for Underwritten Shelf Takedowns effected pursuant to Section 2.4.4 as provided below, Shelf Registrations shall not be counted as Demand Registrations effected pursuant to Section 2.2. If any Registrable Securities remain issued and outstanding after three (3) years following the initial effective date of such Shelf Registration, the Parent shall, prior to the expiration of such Shelf Registration, file a new Shelf Registration covering such Registrable Securities and shall thereafter use its commercially reasonable efforts to cause to be declared effective as promptly as practical, such new Shelf Registration. The Parent shall use its commercially reasonable efforts to maintain the effectiveness of the Shelf Registration in accordance with the terms hereof for so long as any Registrable Securities remain issued and outstanding.
          2.4.2 Automatic Shelf Registration. Upon the Parent becoming a WKSI, the Parent shall (i) give written notice to all of the Member Holders and Other Holders as promptly as practicable but in no event later than twenty (20) days thereafter, and such notice shall describe, in reasonable detail, the basis on which Parent has become a WKSI, and (ii) use commercially reasonable efforts to register, under an Automatic Shelf Registration Statement, the sale of all of the Registrable Securities in accordance with the terms of this Agreement. The Parent shall use commercially reasonable efforts to file such Automatic Shelf Registration Statement as promptly as practicable and to cause such Automatic Shelf Registration Statement to remain effective thereafter until there are no longer any Registrable Securities registered on such Automatic Shelf Registration Statement. At any time after the filing of an Automatic Shelf Registration Statement by the Parent, if the Parent is no longer a WKSI (the “Determination Date”), within twenty (20) days after such Determination Date, the Parent shall (A) give written notice thereof to all of the Member Holders and Other Holders and (B) file a Registration Statement on an appropriate form (or a post-effective amendment converting the Automatic Shelf Registration Statement to an appropriate form) covering all of the Registrable Securities in accordance with the terms of this Agreement, and use commercially reasonable efforts to have such Registration Statement declared effective as promptly as practicable after the date the Automatic Shelf Registration Statement is no longer useable by the Member Holders and Other Holders to sell their Registrable Securities.
          2.4.3 Additional Selling Stockholders and Additional Registrable Securities.
               (a) If the Parent is not a WKSI within twenty (20) days after a written request by one or more Member Holders to register for resale any additional Registrable Securities held or beneficially owned by such Member Holders, the Company shall file a Registration Statement substantially similar to the Shelf Registration then effective, if any (each, a “Follow-On Shelf”), to register for resale such Registrable Securities. The Company shall give written notice (the “Follow-On Registration Notice”) of the filing of the Follow-On Shelf at least seven (7) days prior to filing the Follow-On Shelf to all Member Holders whose Registrable Securities are not already the subject of a Shelf Registration and shall include in such Follow-On Shelf all Registrable Securities with respect to which Parent has received written requests for inclusion therein within ten (10) days after sending the Follow-On Registration Notice. Notwithstanding the foregoing, the Company shall not be required to file a Follow-On Shelf if (x) the aggregate amount of Registrable Securities requested to be registered on such Follow-On Shelf by all Member Holders that have not yet been registered represents less than $1,000,000 or (y) the Company has filed a Follow-On Shelf in the prior ninety (90) days. The Company shall use commercially reasonable efforts to cause such Follow-On Shelf to be declared effective as promptly as practicable and in any event within sixty (60) days of filing such Follow-On Shelf. Any Registrable Securities requested to be registered pursuant to this Section 2.4.3 that have not been registered on a Shelf Registration at the time the Follow-On Shelf is filed shall be registered pursuant to such Follow-On Shelf.
               (b) If the Parent is a WKSI, within five (5) Business Days after a written request by one or more Member Holders of Registrable Securities to register for resale any additional Registrable Securities owned by such Member Holders, the Company shall make all necessary filings to include such Registrable Securities in the Automatic Shelf Registration Statement filed pursuant to Section 2.4.2.
               (c) If a Shelf Registration pursuant to Form S-3 or Automatic Shelf Registration Statement is effective, within five (5) Business Days after written request therefor by a Member Holder of

Registrable Securities, the Company shall file a prospectus supplement or current report on Form 8-K to add such Member Holder as a selling stockholder in such Shelf Registration pursuant to Form S-3 or Automatic Shelf Registration Statement to the extent permitted under the rules and regulations promulgated by the Commission.
          2.4.4 Requests for Underwritten Shelf Takedowns. At any time and from time to time after a Shelf Registration has been declared effective by the Commission, Member Holders sufficient to request a Demand Registration pursuant to Section 2.2 participating in any Shelf Registration may request to sell all or any portion of their Registrable Shares in an underwritten offering that is registered pursuant to the Shelf Registration, (each, an “Underwritten Shelf Takedown”); provided that in the case of each such Underwritten Shelf Takedown, the Member Holders requesting such Underwritten Shelf Takedown will be entitled to make such demand only if the total offering price of the Registrable Securities to be sold in such offering (including piggyback shares and before deduction of underwriting discounts) is reasonably expected to exceed, in the aggregate, $5,000,000. An Underwritten Shelf Takedown shall count against the allocation of Demand Registrations set forth in Section 2.2.2. All requests for Underwritten Shelf Takedowns shall be made by giving written notice to the Parent (the “Demand Shelf Takedown Notice”) at least 15 days prior to the proposed date of such Underwritten Shelf Takedown. Each Demand Shelf Takedown Notice shall specify (i) the type and number of Registrable Securities proposed to be sold in the Underwritten Shelf Takedown; and (ii) the intended method or methods and plan of disposition thereof. In such event, the right of any holder to include its Registrable Securities in such Underwritten Shelf Takedown shall be conditioned upon such holder’s participation in such underwriting and the inclusion of such holder’s Registrable Securities in the underwriting. All holders proposing to distribute their Registrable Securities through such Underwritten Shelf Takedown shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such underwriting by the Initial Requesting Holders.
          2.4.5 Reduction of Offering. If the managing Underwriter or Underwriters for an Underwritten Shelf Takedown advise the Parent and the participating Member Holders in writing that the dollar amount or number of shares of Registrable Securities which the Member Holders desire to sell, taken together with all securities which the Parent desires to sell and the securities, if any, as to which registration has been requested pursuant to written contractual piggy-back registration rights held by other stockholders of the Parent who desire to sell, exceeds the Maximum Number of Shares then the Parent shall include in such Underwritten Shelf Takedown: (i) first, the Registrable Securities as to which an Underwritten Shelf Takedown has been requested by the Member Holders that can be sold without exceeding the Maximum Number of Shares, Pro Rata; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the securities that the Parent desires to sell that can be sold without exceeding the Maximum Number of Shares; and (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the securities for the account of other Persons that the Parent is obligated to register pursuant to written contractual piggy-back registration rights held by other stockholders of the Parent and that can be sold without exceeding the Maximum Number of Shares.
          2.4.6 Withdrawal. Any holder of Registrable Securities may elect to withdraw such holder’s request for inclusion of Registrable Securities in any Shelf Registration or Underwritten Shelf Takedown, by giving written notice to the Parent of such request to withdraw prior to the effectiveness of the Registration Statement. If Member Holders holding or beneficially owning at least a majority in interest of the Registrable Securities included in a Shelf Registration withdraw from the Shelf Registration the Parent shall cease all efforts to effect such registration upon such request, without liability to any participating Member Holder. If Member Holders requesting an Underwritten Shelf Takedown holding or beneficially owning at least a majority in interest of the Registrable Securities included in a such Underwritten Shelf Takedown withdraw from the Underwritten Shelf Takedown then such registration shall not count as a Demand Registration for the purposes of Section 2.2.2. Notwithstanding any such withdrawal, the Parent shall pay all expenses incurred by the holders of Registrable Securities in connection with such Shelf Registration as provided in Section 3.3.
     2.5 Underwritten Offerings.
          2.5.1 Holders of Registrable Securities. In connection with any underwritten public offering of equity securities of the Parent (an “Underwritten Offering”) as to which Member Holders or other holders of Registrable Securities are included as selling holders, if requested by the managing Underwriter for such

Underwritten Offering, each Member Holder or other holder of Registrable Securities participating in such offering agrees to enter into a lock-up agreement, in addition to any other lock-up agreement then in effect with respect to Registrable Securities, containing customary restrictions on transfers of equity securities of the Parent (except with respect to such securities as are proposed to be offered pursuant to the Underwritten Offering), or any securities convertible into or exchangeable or exercisable for such securities, for a period not greater than seven (7) days prior to and ninety (90) days after the date of pricing of such Underwritten Offering (subject to extension in connection with any earnings release or other release of material information pursuant to FINRA Rule 2711(f) to the extent applicable) (the “Lock-Up Period”); provided, that the Member Holders shall not be subject to the provisions hereof unless the Parent’s directors, officers, and any other Persons participating in such offering shall have signed lock-up agreements containing substantially similar terms with the managing Underwriter and if any such Person shall be subject to a shorter lock-up period, receives more advantageous terms relating to the Lock-Up Period or receives a waiver of its lock-up period from the Parent or an Underwriter, then the Lock-Up Period shall be such shorter period, on such more advantageous terms and shall receive the benefit of that waiver; provided, further, that nothing herein will prevent (i) any Member Holder or other such holder that is a partnership, limited liability company or corporation from making a distribution of Registrable Securities to the partners, members or stockholders thereof or a transfer to an Affiliate that is otherwise in compliance with the applicable securities laws, so long as such distributees or transferees agree to be bound by the restrictions set forth in this Section 2.5, (ii) the exercise, exchange or conversion of any security exercisable or exchangeable for, or convertible into, Common Stock, provided the Common Stock issued upon such exercise or conversion shall be subject to the restrictions set forth in this Section 2.5. The provisions of this Section 2.5 will no longer apply to a Member Holder or other holder of Registrable Securities once such Person ceases to hold Registrable Securities.
          2.5.2 Parent. In connection with any Underwritten Offering filed pursuant to this Agreement which includes Member Holders as selling holders (other than an Underwritten Offering under Section 2.3 as to which Registration was initiated by the Parent and in which the Parent sells any of its securities), if requested by the managing Underwriter for such Underwritten Offering, the Parent shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities (except with respect to such securities as are proposed to be offered pursuant to such Underwritten Offering or pursuant to registrations on Form S-8 or Form S-4 under the Securities Act), during the seven (7) days prior to and the ninety (90) day period beginning on the date of pricing of such Underwritten Offering or such shorter period as is requested by such managing Underwriter (subject to extension in connection with any earnings release or other release of material information pursuant to FINRA Rule 2711(f) to the extent applicable).
     3. REGISTRATION PROCEDURES.
     3.1 Filings; Information. Whenever the Parent is required to effect the registration of any Registrable Securities pursuant to Section 2, the Parent shall use commercially reasonable efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method(s) of distribution thereof as expeditiously as practicable, and in connection with any such request (except that Section 3.1.1 shall not apply to the First Registration):
          3.1.1 Filing Registration Statement. The Parent shall use commercially reasonable efforts to, within forty-five (45) days after receipt of a request for a Demand Registration or the Sponsor Demand Registration or pursuant to Section 2, prepare and file with the Commission a Registration Statement on any form, for which the Parent then qualifies and which counsel for the Parent shall deem appropriate (to the extent that the Registration Statement is a Form S-1, Parent shall use its commercially reasonable efforts to convert such Registration Station to a Registration Statement on Form S-3 as soon as practicable after the Company is eligible to use Form S-3) and which form shall be available for the sale of all Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof, and shall use its commercially reasonable efforts to cause such Registration Statement to become effective as of the proposed date of effectiveness or as soon as practical thereafter and use its commercially reasonable efforts to keep it effective until all Registrable Securities to which such Demand Registration or Sponsor Demand Registration relates have been disposed, up to a maximum of 180 days (extended by any period during which a stop order or injunction of the Commission or any other governmental agency or court is in effect); provided, however, that, except with respect to the First Registration, the Parent shall have the right to defer any Demand Registration or Sponsor Demand Registration for the shortest possible period of time (which such period may not be extended or renewed), up to sixty (60) days and any Piggy-Back Registration for such period as may be applicable to deferment of any demand registration to which such Piggy-Back Registration relates, in each case if the Parent shall furnish to the holders a certificate signed by the Chief Executive Officer or Chairman of the Board of Parent stating that, in the good faith judgment of the Board of Directors of the Parent, it would be materially detrimental to the Parent and its stockholders for such Registration Statement to be effected prior to the expiration of such period. The combined postponement periods relating to all Demand Registrations and the Sponsor Demand Registration in any 12-month period shall not exceed ninety (90) days. In determining whether the combined postponement periods have exceeded ninety (90) days pursuant to the preceding sentence, the postponement periods of all Demand Registrations and the Sponsor Demand Registration shall be counted separately, even if they overlap.
          3.1.2 Copies. The Parent shall, as far in advance as practicable but at least five (5) days prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to the holders of Registrable Securities included in such registration, and such holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus), and such other documents as the holders of Registrable Securities included in such registration or legal counsel for any such holders may request in order to facilitate the disposition of the Registrable Securities owned by such holders.
          3.1.3 Amendments and Supplements. The Parent shall, as promptly as practicable, prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or such securities have been withdrawn or for any other reason, including but not limited to the filing of a post-effective amendment or supplement to conduct any underwritten shelf takedown.
          3.1.4 Notification. After the filing of a Registration Statement, the Parent shall promptly, and in no event more than two (2) Business Days after such filing, notify the holders of Registrable Securities included in such Registration Statement of such filing, and shall further notify such holders promptly and confirm such advice in writing in all events within two (2) Business Days of the occurrence of any of the following: (i) when such Registration Statement becomes effective; (ii) when any post-effective amendment to such Registration Statement becomes effective; (iii) the issuance or threatened issuance by the Commission of any stop order (and the Parent shall take all actions required to prevent the entry of such stop order or to remove it if entered); and (iv) any request by the Commission for any amendment or supplement to such Registration Statement or any prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to the holders of Registrable Securities included in such Registration Statement any such supplement or amendment. In the case where Parent, in its sole discretion, believes that a confidentiality agreement is reasonably necessary, Parent shall not be obligated to provide to a holder any information under this Section 3.1.4 until it receives an executed copy of a confidentiality agreement, in form reasonably requested by Parent, from any holder.
          3.1.5 State Securities Laws Compliance. The Parent shall use its commercially reasonable efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request, and promptly notify such holders of the receipt of any notification with respect to the suspension of the qualification of Registrable Securities for sale or offer in any such jurisdiction, and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Parent and do any and all other acts and things that may be necessary or advisable to enable the holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Parent shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or subject itself to taxation in any such jurisdiction.
          3.1.6 Underwriting. The Parent shall (i) enter into customary agreements (including, if applicable, an underwriting agreement in customary form), which agreements may contain such representations and warranties and covenants by the Parent and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including indemnification and contribution provisions substantially to the effect and to the extent provided in Section 4, and agreements as to the provision of opinions of counsel and accountants’ letters to the effect and to the extent provided in Section 3.1.9. and (ii) take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities. The holders of Registrable Securities on whose behalf the Registrable Securities are to be distributed by such Underwriters shall be parties to any such underwriting agreement, the representations, warranties and covenants of the Parent in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of the holders of Registrable Securities included in such registration statement, and any or all of the conditions precedent to the obligations of such Underwriters under such underwriting agreement shall be conditions precedent to the obligations of such holders of Registrable Securities. No holders of Registrable Securities shall be required in any such underwriting agreement to make any representations or warranties to or agreements with the Company or the Underwriters other than representations, warranties or agreements regarding such holder of Registrable Securities or such holder’s intended method of distribution and any other representations required by law.
          3.1.7 Cooperation. The principal executive officer of the Parent, the principal financial officer of the Parent, the principal accounting officer of the Parent and all other officers and members of the management of the Parent shall cooperate fully in any offering of Registrable Securities hereunder, which cooperation shall include, without limitation, the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with Underwriters, attorneys, accountants and potential investors. In the case of an underwritten offering, the Parent shall use its commercially reasonable efforts to have the senior executive officers of the Parent available to participate in the customary “road show” presentations that may be reasonably requested by the managing Underwriter or Underwriters in any such underwritten offering at mutually agreeable times and locations and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto.
          3.1.8 Records. The Parent shall make available for inspection by the holders of Registrable Securities included in such Registration Statement, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any holder of Registrable Securities included in such Registration Statement or any Underwriter, all financial and other records, pertinent corporate documents and properties of the Parent, as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Parent’s officers, directors and employees to supply all information requested by any of them in connection with such Registration Statement.
          3.1.9 Opinions and Comfort Letters. The Parent shall furnish to each holder of Registrable Securities included in any Registration Statement and, in an underwritten public offering, to any Underwriter, a signed counterpart, addressed to such holder and such Underwriter (if any), of (i) any opinion of counsel to the Parent dated the date of the closing under the underwriting agreement (if any) (or if such offering is not underwritten, dated the effective date of the Registration Statement) and (ii) any “cold comfort” letters dated as of the effective date of the Registration Statement and brought down to the date of closing under the underwriting agreement addressed to such underwriter and each such holder of Registrable Securities and signed by the independent public accountants who have audited the financial statements of the Parent included in such Registration Statement, in each such case covering substantially the same matters with respect to such Registration Statement (and the prospectus included therein) as are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to underwriters in connection with the consummation of underwritten public offerings of securities and such other matters as such holders of Registrable Securities may reasonably request and, in the case of such accountants’ letter, with respect to events subsequent to the date of such financial statements. In the event no legal opinion is delivered to any Underwriter, the Parent shall furnish to each holder of Registrable Securities included in such Registration Statement, at any time that such holder elects to use a prospectus, an opinion of counsel to the Parent consistent with the foregoing, including an opinion to the effect that the Registration Statement containing such prospectus has been declared effective and that no stop order is in effect.
          3.1.10 Earnings Statement. The Parent shall comply with all applicable rules and regulations of the Commission and the Securities Act, and make available to its stockholders, as soon as practicable, an earnings statement covering a period of twelve (12) months, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.
          3.1.11 Other Registration Procedures. The Parent shall also:
               (a) ensure that at the time of pricing the offering of any Registrable Securities, the Registration Statement, the prospectus or prospectus supplement included in such Registration Statement, as then in effect, and any free writing prospectus related thereto, includes all information reasonably necessary such that a seller of such Registrable Securities would not be liable under Section 12(a)(2) of the Securities Act, and such offering and the sale of such Registrable Securities in connection therewith would not constitute a violation of Section 17(a)(2) of the Securities Act;
               (b) take all reasonable action to ensure that any free writing prospectus utilized in connection with any registration covered by this Agreement complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus and any free writing prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
               (c) use commercially reasonable efforts to obtain all appropriate registrations, permits and consents in connection therewith, and do any and all other acts and things (including, without limitation, commercially reasonable efforts to promptly remove any such suspension) which may be necessary or advisable to enable the Member Holders or other holders or any such underwriter to consummate the disposition in such jurisdictions of the Registrable Securities covered by such Registration Statement as reasonably requested;
               (d) if requested by a majority in interest of holders of Registrable Securities included in the Registration Statement or the managing underwriter(s), use its commercially reasonable efforts to list all such Registrable Securities covered by such registration on each securities exchange and automated inter-dealer quotation system on which shares of Common Stock are then listed;
               (e) furnish for delivery in connection with the closing of any offering of Registrable Securities pursuant to a registration effected pursuant to this Agreement unlegended certificates representing ownership of the Registrable Securities being sold in such denominations as shall be requested by holders of Registrable Securities in such offering or the underwriters, subject to receipt of undertakings by Member Holders regarding compliance with the terms hereof;
               (f) not later than the effective date of the applicable Registration Statement, provide (i) a transfer agent and registrar (if the Parent does not already have such an agent), (ii) a CUSIP number for all Registrable Securities included in such Registration Statement and (iii) the applicable transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with the Depository Trust Company or other applicable clearing agency; and
               (g) otherwise use its commercially reasonable efforts to comply with all applicable securities laws, including the rules and regulations of the Commission.

     3.2 Obligation to Suspend Distribution. Upon receipt of any notice from the Parent of the happening of any event of the kind described in Section 3.1.4(iii) or (iv), or, in the case of a resale registration on Form S-3 pursuant to Section 2.4 hereof or upon any suspension by the Parent, pursuant to a written insider trading compliance program adopted by the Parent’s Board of Directors, of the ability of all “insiders” covered by such program to transact in the Parent’s securities because of the existence of material non-public information, each holder of Registrable Securities included in any registration shall immediately discontinue disposition of such Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such holder receives the supplemented or amended prospectus contemplated by Section 3.1.4(iv), or until such holder of Registrable Securities is advised in writing by the Parent that the then current prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus or the restriction on the ability of “insiders” to transact in the Parent’s securities is removed, as applicable. The Parent shall provide such holders of Registrable Securities and/or the managing underwriter, if any, with any such supplemented or amended prospectuses or additional or supplemental filings, as the case may be. Notwithstanding anything to the contrary in this Agreement, the Parent shall not exercise its rights under this Section 3.2 to suspend sales of Registrable Securities for a period in excess of sixty (60) days consecutively or ninety (90) days in any three hundred sixty five (365) -day period unless the suspension is required by law (including the rules and regulations of the Commission) in the opinion of counsel to the Company.
     3.3 Registration Expenses. Other than as set forth in the last sentence of this paragraph, the Parent shall bear all costs, expenses and fees incurred in connection with all registrations under this Agreement (including any takedowns related thereto), and all costs, expenses and fees incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective or whether any holder of Registrable Securities withdraws from any such registration, including, without limitation: (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses; (iv) the Parent’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the listing of the Registrable Securities as required by Section 3.1.11(d); (vi) FINRA fees; (vii) fees and disbursements of counsel for the Parent and fees and expenses for independent certified public accountants retained by the Parent (including the expenses or costs associated with the delivery of any opinions or comfort letters requested pursuant to Section 3.1.9); (viii) the fees and expenses of any special experts retained by the Parent in connection with such registration; (ix) fees and expenses incurred in compliance with Section 3.1.11; and (x) the fees and expenses of one legal counsel selected by the holders of a majority of the Registrable Securities held by the Members included in such registration or, solely with respect to a Sponsor Demand Registration, the Sponsor (fees and expenses with respect to any other counsel shall not be paid by Parent). In an underwritten offering, the Parent shall have no obligation to pay any underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the holders thereof, which underwriting discounts or selling commissions shall be borne by such holders (for the sake of clarity, with respect to any other holder, brokers’ commissions or similar fees will not be borne by Parent).
     3.4 Information. The holders of Registrable Securities shall provide such information as may reasonably be requested by the Parent, or the managing Underwriter, if any, in connection with the preparation of any Registration Statement, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 2 and in connection with the Parent’s obligation to comply with Federal and applicable state securities laws.
     4. INDEMNIFICATION AND CONTRIBUTION.
     4.1 Indemnification by the Parent. The Parent agrees to indemnify and hold harmless the Member Holders and other parties to this Agreement whose Registrable Securities are included in a registration statement filed pursuant to this Agreement (together with Member Holders, the “Selling Holders”), and each of their respective officers, employees, affiliates, directors, partners, members, attorneys and agents, and each Person(s), if any, who controls a Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a “Holder Indemnified Party”), from and against any expenses, losses, judgments, claims, damages or liabilities, whether joint or several, arising out of or based upon (a) any untrue statement (or allegedly untrue statement) of a material fact contained in any Registration Statement under which the sale of such Registrable

Securities was registered under the Securities Act, any preliminary prospectus, final prospectus, free writing prospectus or summary prospectus contained in the Registration Statement, (b) or any amendment or supplement to such Registration Statement, or arising out of or based upon any omission (or alleged omission) to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Parent of the Securities Act or any rule or regulation promulgated thereunder applicable to the Parent and relating to action or inaction required of the Parent in connection with any such registration or (c) any other information provided by the Parent, either directly or through the Underwriters, to any purchaser of Registrable Securities in connection with or at the time of sale of such Registrable Securities or any omissions of material facts that any purchaser of Registrable Securities lacked at the time of sale of such Registrable Securities and the Parent shall promptly reimburse the Holder Indemnified Party for any legal and any other expenses reasonably incurred by such Holder Indemnified Party in connection with investigating and defending any such expense, loss, judgment, claim, damage, liability or action; provided, however, that the Parent will not be liable in any such case to the extent that any such expense, loss, claim, damage or liability arises out of or is based upon any untrue statement or allegedly untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus, free writing prospectus or summary prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Parent, in writing, by such selling holder expressly for use therein. If applicable, the Parent also shall indemnify any Underwriter, their officers, affiliates, directors, partners, members and agents and each Person who controls such Underwriter on substantially the same basis as that of the indemnification provided above in this Section 4.1.
     4.2 Indemnification by Selling Holders. Each Selling Holder will, in the event that any registration is being effected under the Securities Act pursuant to this Agreement of any Registrable Securities held or beneficially owned by such Selling Holder, indemnify and hold harmless the Parent, each of its directors and officers and each Underwriter (if any), and each other Selling Holder and each other Person, if any, who controls another Selling Holder or such Underwriter within the meaning of the Securities Act, against any losses, claims, judgments, damages or liabilities, whether joint or several, insofar as such losses, claims, judgments, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or allegedly untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus, free writing prospectus, or summary prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or the alleged omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if the statement or omission was made in reliance upon and in conformity with information regarding such Selling Holder furnished in writing to the Parent by such Selling Holder expressly for use therein, and shall reimburse the Parent, its directors and officers, and each other Selling Holder or controlling Person for any legal or other expenses reasonably incurred by any of them in connection with investigation or defending any such loss, claim, damage, liability or action. Each Selling Holder’s indemnification obligations hereunder shall be several and not joint and shall be limited to the amount of any net proceeds actually received by such Selling Holder.
     4.3 Conduct of Indemnification Proceedings. Promptly after receipt by any Person of any notice of any loss, claim, damage or liability or any action in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2, such Person (the “Indemnified Party”) shall, if a claim in respect thereof is to be made against any other Person for indemnification hereunder, notify such other Person (the “Indemnifying Party”) in writing of the loss, claim, judgment, damage, liability or action; provided, however, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume control of the defense thereof with counsel satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume control of the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel) to represent the Indemnified Party and its controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the written opinion of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.
     4.4 Contribution.
          4.4.1 If the indemnification provided for in the foregoing Sections 4.1, 4.2 and 4.3 is unavailable to any Indemnified Party in respect of any loss, claim, damage, liability or action referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
          4.4.2 The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding Section 4.4.1.
          4.4.3 The amount paid or payable by an Indemnified Party as a result of any loss, claim, damage, liability or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no holder of Registrable Securities shall be required to contribute any amount in excess of the dollar amount of the net proceeds (after payment of any underwriting fees, discounts, commissions or taxes) actually received by such holder from the sale of Registrable Securities which gave rise to such contribution obligation. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
     4.5 State Securities Laws. Indemnification and contribution similar to that specified in the preceding paragraphs of this Section 4 (with appropriate modifications) shall be given by the Parent, the selling holders of Registrable Securities and the Underwriters with respect to any required registration or other qualification of securities under any state law or regulation.
     4.6 Non-Exclusivity. The obligations of the parties under this Section 4 shall be in addition to any liability which any party may otherwise have to any other party.
     4.7 Survival. The rights and obligations of the Parent and the Member Holders under this Section 4 shall survive the termination of this Agreement.
     5. UNDERWRITING AND DISTRIBUTION.
     5.1 Rule 144. The Parent covenants that it shall use its reasonable best efforts to file any reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as the holders of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.
     5.2 Due Diligence. In connection with the preparation and filing of each Registration Statement registering Registrable Securities under the Securities Act pursuant to Section 2, but not during any suspension period pursuant to Section 3.1.1 and Section 3.2, the Parent shall give the holders of Registrable Securities included in such Registration Statement and the Underwriters, if any, and their respective counsel and accountants such reasonable and customary access to its books, records and properties and such opportunities to discuss the business and affairs of Parent with its officers and the independent public accountants who have certified the financial statements of the Parent as shall be necessary, in the opinion of such holders of Registrable Securities and such Underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act and to establish a due diligence defense thereunder; provided, that such holders and the Underwriters and their respective counsel and accountants shall use their commercially reasonable efforts to coordinate any such investigation of the books, records and properties of the Parent and, if requested by Parent, in its sole discretion, will enter into confidentiality agreements in a form reasonably requested by Parent.
     6. MISCELLANEOUS.
     6.1 Other Registration Rights.
          6.1.1 The Parent represents and warrants that, other than pursuant to this Agreement, no Person has any right to require the Parent to register any shares of the Parent’s capital stock for sale or to include shares of the Parent’s capital stock in any registration filed by the Parent for the sale of shares of capital stock for its own account or for the account of any other Person.
          6.1.2 This Agreement supersedes and replaces the Existing 57th Street GAC Registration Rights Agreement in its entirety.
     6.2 Assignment; Assumption.
          6.2.1 Assignment; No Third Party Beneficiaries. Except as provided in this Section 6.2, this Agreement and the rights, duties and obligations of the Parent hereunder may not be assigned or delegated by the Parent or the Member Holders or other parties in whole or in part. Provided that the proposed permitted transferee agrees to execute a Joinder Agreement in substantially the form attached hereto as Exhibit A(to the extent such party executes and delivers a Joinder Agreement, a “Joining Stockholder”), this Agreement and the rights, duties and obligations of a Member Holder (including EHL’s right to request the First Registration) may be freely assigned or delegated by such Member Holder in conjunction with and to the extent of any transfer by any such holder of Registrable Securities, securities of Parent or any subsidiary exchangeable, convertible or exercisable for Registrable Securities, securities issued in connection with a combination of securities, conversion, exchange, replacement, recapitalization, merger, consolidation, or other reorganization or otherwise in exchange for Registrable Securities or that would otherwise represent beneficial ownership of Registrable Securities, including without limitation the New Crumbs Class B Exchangeable Units. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Member Holders or of any assignee of the Member Holders. Parties other than the Member Holders may assign their rights, duties and obligations under this Agreement only with the written consent of the Parent. This Agreement is not intended to confer any rights or benefits on any Persons that are not party hereto other than as expressly set forth in Article 4 and this Section 6.2. A Member Holder that is part of a Member Group may designate a Joining Stockholder as a “Designated Transferee” with respect to its Member Group in connection with a transfer contemplated by this Section 6.2 by such Member Holder to such Joining Stockholder.
          6.2.2 Assumption of Obligation Upon Certain Fundamental Changes. In the event of any merger, sale of all or substantially all the assets of Parent, reorganization, reclassification, exchange offer, or consolidation of or involving Parent that results in the reclassification, exchange or conversion of the Registrable Securities into or for, inter alia, securities (“New Securities”) of an issuer other than Parent (the “New Issuer”),

Parent shall cause the New Issuer to assume, and the New Issuer shall assume, by executing a written instrument, the obligations of Parent under this Agreement as they relate to the New Securities. In addition, the New Issuer shall acknowledge in such written instrument that this Section 6.2.2. shall similarly apply to successive mergers, sales, reorganizations, reclassifications, exchange offers, or consolidations.
     6.3 Notices. All notices, demands, requests, consents, approvals or other communications (collectively, “Notices”) required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served, delivered by reputable air courier service with charges prepaid, or transmitted by hand delivery, telegram, telex or facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice. Notice shall be deemed given on the date of service or transmission if personally served or transmitted by telegram, telex or facsimile; provided, that if such service or transmission is not on a business day or is after normal business hours, then such notice shall be deemed given on the next business day. Notice otherwise sent as provided herein shall be deemed given on the next business day following timely delivery of such notice to a reputable air courier service with an order for next-day delivery.
If to Parent, to:
Crumbs Holdings LLC
110 West 40th Street
Suite 2100
New York, New York 10018
Attention: Jason Bauer
Facsimile: (212) 221-7107
with a copy (which shall not constitute notice) to:
Akin Gump Strauss Hauer & Feld LLP
One Bryant Park
New York, New York 10036
Attention: Bruce Mendelsohn
Facsimile: (212) 872-1002
If to the Sponsor, to:
57th Street GAC Holdings LLC
590 Madison Avenue, 35th Floor
New York, New York 10022
Attn: Chief Executive Officer
If to the Representative, to:
Morgan Joseph & Co. Inc.
600 Fifth Avenue, 19th Floor
New York, NY 10020
Attn: Tina Pappas
Fax No.: (212) 218-3760
with a copy, to:
McDermott Will & Emery LLP
340 Madison Avenue
New York, New York 10173
Attn: Joel L. Rubinstein, Esq.
Fax No.: (212) 547-5444

If to the Member Holders, to the addresses set forth in Exhibit B hereto.
If to the Underwriter Holders (other than the Representative), to the addresses set forth in Exhibit C hereto.
If to the Expense Holders, to the addresses set forth in Exhibit D hereto.
     6.4 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable.
     6.5 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.
     6.6 Entire Agreement. This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written.
     6.7 Modification and Amendment; Further Assurances.
          6.7.1 Amendment. The provisions of this Agreement (including the provisions of this sentence) applicable to the rights, duties and obligations of Member Holders may not be amended, modified or supplemented, without the written consent of the Parent and Member Holders holding or beneficially owning at least fifty percent (50%) of the Registrable Securities then issued and outstanding or, with respect to EHL Additional Shares, without the written consent of Parent and EHL or its Designated Transferee; provided, that in the event that such amendment, modification or supplement would be materially adverse to any Member Holder or Member Group, then such amendment or waiver will require the consent of such Member Holder or Member Group, respectively. The provisions of this Agreement (including the provisions of this sentence) applicable to the rights, duties and obligations of the Sponsor, the Underwriter Holders or the Expense Holders, as the case may be, may not be amended, modified or supplemented, without the written consent of the Parent and, as applicable, the Sponsor, a majority in interest of the Insider Shares or a majority in interest of the Expense Shares.
          6.7.2 Further Assurances. Each of the parties hereto shall execute all such further instruments and documents and take all such further action as any other party hereto may reasonably require in order to effectuate the terms and purposes of this Agreement.
     6.8 Titles and Headings. Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement.
     6.9 Interpretation. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein,” “hereby” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.
     6.10 Waivers and Extensions. Any party to this Agreement may waive any right, breach or default which such party has the right to waive, provided that such waiver will not be effective against the waiving party unless it is in writing, is signed by such party, and specifically refers to this Agreement. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.
     6.11 Specific Performance; Remedies Cumulative. In the event that the Parent fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, the Member Holders may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.
     6.12 Governing Law. This Agreement shall be governed by, interpreted under, and construed in accordance with the internal laws of the State of Delaware applicable to agreements made and to be performed within the State of Delaware, without giving effect to any choice-of-law provisions thereof that would compel the application of the substantive laws of any other jurisdiction.
     6.13 Waiver of Trial by Jury. Each party hereby irrevocably and unconditionally waives the right to a trial by jury in any action, suit, counterclaim or other proceeding (whether based on contract, tort or otherwise) arising out of, connected with or relating to this Agreement or the transactions contemplated hereby.
     6.14 Exchange Agreement Matters. For purposes of this Agreement and notwithstanding anything to the contrary, holders of New Crumbs Class B Exchangeable Units shall be deemed to beneficially own and/or hold the shares of Common Stock issuable upon exchange of such New Crumbs Class B Exchangeable Units and shall not be required to exchange such units in order to exercise any rights hereunder except in conjunction with the timely delivery of any shares of Common Stock required to be delivered to complete a transfer contemplated by a Registration Statement. The Parent shall use commercially reasonable efforts to ensure that the settlement procedures related to any Registration Statement, including those set forth in any underwriting agreement to which the Parent is a party, provide sufficient time for such holders to provide notice in accordance with the Exchange Agreement after the relevant settlement date has been definitively determined and cause such shares of Common Stock to be timely delivered to the recipient of such shares.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

57TH STREET GENERAL ACQUISITION CORP.
By:	/S/ Paul D. Lapping
	Name:	Paul D. Lapping
	Title:	CFO

[Signature Page to Registration Rights Agreement]

MEMBER HOLDERS:
/s/ Jason Bauer
Jason Bauer

/s/ Mia Bauer
Mia Bauer

/s/ Victor Bauer
Victor Bauer

CRUMBS, INC.
By:	/s/ Jason Bauer
	Name:	Jason Bauer
	Title:	President

EHL HOLDINGS LLC
By:	/s/ Edwin Lewis
	Name:	Edwin Lewis
	Title:	Chairman

/s/ John D. Ireland
John D. Ireland

[Signature Page to Registration Rights Agreement]

SPONSOR: 57TH STREET GAC HOLDINGS, LLC
By:	/s/ Paul D. Lapping
	Name:	Paul D. Lapping
	Title:	Manager

REPRESENTATIVE AND EXPENSE HOLDER: MORGAN JOSEPH & CO. INC.
By:	/s/ Mary Lou Malanoski
	Name:	Mary Lou Malanoski
	Title:	Vice Chair

UNDERWRITER HOLDERS AND EXPENSE HOLDERS: LADENBURG THALMANN & CO. INC.
By:	/s/ Steven Kaplan
	Name:	Steven Kaplan
	Title:	Managing Director

I-BANKERS SECURITIES INCORPORATED
By:	/s/ Shelley Gluck
	Name:	Shelley Gluck
	Title:	CFO

MAXIM GROUP LLC
By:	/s/ Paul LaRosa
	Name:	Paul LaRosa
	Title:	Senior Managing Director

RODMAN & RENSHAW, LLC
By:	/s/ John Borer
	Name:	John Borer
	Title:	Sr. Managing Director

[Signature Page to Registration Rights Agreement]

EXPENSE HOLDERS: AKIN GUMP STRAUSS HAUER & FELD, LLP
By:	/s/ Bruce Mendelsohn
	Name:	Bruce Mendelsohn
	Title:	Partner

ELLENOFF GROSSMAN & SCHOLE LLP
By:	/s/ Douglas S. Ellenoff
	Name:	Douglas S. Elenoff
	Title:	Partner

CYNTHIA LANE LLC
By:	/s/ Keith F. Miller
	Name:	Keith F. Miller
	Title:	Member

INTEGRATED CORPORATE RELATIONS INC.
By:	/s/ Thomas M. Ryan
	Name:	Thomas M. Ryan
	Title:	CEO

[Signature Page to Registration Rights Agreement]

Exhibit A
FORM OF JOINDER AGREEMENT
     This JOINDER AGREEMENT to the Registration Rights Agreement (the “Joinder Agreement”) is made and entered into as of ______ by and among [57th Street General Acquisition Corp.], a Delaware corporation (the “Parent”), and the undersigned (the “Joining Stockholder(s)”), and relates to that certain Registration Rights Agreement dated as of __(as amended from time to time, the “Registration Rights Agreement”), by and among the Parent and the members of Crumbs Holdings LLC, a Delaware limited liability company (“Crumbs”), as set forth on the signature pages thereto and any other Joining Stockholder permitted by Section 6.2 thereof (each a “Member Holder” and, collectively, the “Member Holders”). Capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Registration Rights Agreement.
     WHEREAS, the Joining Stockholder(s) [is][are] acquiring New Crumbs Class B Exchangeable Units, shares of Common Stock of Parent into which such New Crumbs Class B Exchangeable Units have been converted or other Registrable Securities, and in connection therewith, the Corporation has agreed to grant certain registration rights to such Joining Stockholder(s) as provided for in the Registration Rights Agreement; and
     WHEREAS, the Joining Stockholder(s) [has][have] agreed to become a party to the Registration Rights Agreement on the terms set forth herein.
     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
          1. Agreement to be Bound. [Each][The] Joining Stockholder agrees that, upon the execution of this Joinder Agreement, such Joining Stockholder shall become a party to the Registration Rights Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Registration Rights Agreement and such Joining Stockholder(s) shall be deemed a “Joining Stockholder” thereunder for all purposes.
          2. Notices. The address, facsimile number and email address to which notices delivered pursuant to the Registration Rights Agreement may be sent to the Joining Stockholder(s) is as follows:
          3. Binding Effect. This Joinder Agreement shall be binding upon and shall inure to the benefit of, and be enforceable by, the Parent, the Member Holders and the Joining Stockholder(s) and their respective heirs, personal representatives, successors and assigns.
          4. Severability. The invalidity or unenforceability of any particular provision of this Joinder Agreement shall not affect the other provisions hereof or thereof, and this Joinder Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted. In the case of any such invalidity or unenforceability, the parties hereto agree to use all commercially reasonable efforts to achieve the purpose of such provisions by a new legally valid and enforceable stipulation.
          5. Captions. This Joinder Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
          6. Counterparts. This Joinder Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
          7. Governing Law. This Joinder Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, all rights and remedies being governed by such laws, without regard to its conflicts of law rules.
Signature Page Follows

     IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be duly executed as of the date first set forth above.

[57TH STREET GENERAL ACQUISITION CORP].
By:
Name:
Title:

[THE JOINING STOCKHOLDER]
By:
Name:
Title:

Exhibit B
Member Holders’ Addresses
Jason Bauer:
Crumbs Holdings LLC
110 West 40th Street
Suite 2100
New York, New York 10018
Attention: Jason Bauer
Facsimile: (212) 221-7107
Mia Bauer:
c/o Jason Bauer
Crumbs Holdings LLC
110 West 40th Street
Suite 2100
New York, New York 10018
Attention: Jason Bauer
Facsimile: (212) 221-7107
Victor Bauer:
254 East 68th Street
Apt 26B
New York, NY 10065
Facsimile: (646) 619-4878
Crumbs, Inc.:
c/o Crumbs Holdings LLC
110 West 40th Street
Suite 2100
New York, New York 10018
Attention: Jason Bauer
Facsimile: (212) 221-7107
EHL Holdings LLC:
Edwin Lewis:
220 S. Morris St. Box 8
Oxford, MD 21654
Facsimile: (410) 673-1385
John D. Ireland
c/o Crumbs Holdings LLC
24764 Pealiquor Rd
Denton, MD 21629
Facsimile: (410) 673-1385

Exhibit C
Underwriter Holders’ Addresses
Ladenburg Thalmann & Co. Inc.
153 East 53rd Street, 49th Floor
New York, NY 10022
Attn: Steven Kaplan
Facsimile: 212-409-2169
I-Bankers Securities Incorporated
505 Park Avenue, 3rd Floor
New York, NY 10022
Attn: James Bell
Facsimile: 212-419-3895
Maxim Group LLC
405 Lexington Avenue
New York, NY 10174
Attn: Paul LaRosa
Facsimile: 212-895-3762
Rodman & Renshaw, LLC
1251 Avenue of the Americas, 20th Floor
New York, NY 10020
Attn: Ramnarain Jaigobind
Facsimile: 212-581-5690

Exhibit D
Expense Holders’ Addresses
Akin Gump Strauss Hauer & Feld, LLP
One Bryant Park
New York, NY 10036
Attn: Bruce Mendelsohn
Facsimile: 212-872-1002
Ellenoff Grossman & Schole LLP
150 East 42nd Street, 11th Floor
New York, NY 10017
Attn: Douglas S. Ellenoff, Esq.
Facsimile: 212-370-7889
Cynthia Lane LLC
205 Third Avenue, 20A
New York, NY 10003
Integrated Corporate Relations, Inc.
761 Main Avenue
Norwalk, CT 06851
Attn: Raphael Gross
Facsimile: 203-682-8201